SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, For Use of the Commission Only
         (as permitted by Rule 14a-6(e) (2))

[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material under Rule 14a-12


                            KELMOORE STRATEGIC TRUST

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X}      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
         0-11.

1)       Title of each class of securities to which transaction applies:
2)       Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)       Proposed maximum aggregate value of transaction:
5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:
2)       Form, Schedule or Registration Statement No.:
3)       Filing Party:
4)       Date Filed:

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                            Kelmoore Strategy(R) Fund
                         Kelmoore Strategy(R) Eagle Fund
                        Kelmoore Strategy(R) Liberty Fund
                           (collectively, the "Funds")
                                each, a series of
                            KELMOORE STRATEGIC TRUST
                                  (the "Trust")
                              2471 E. Bayshore Road
                                    Suite 501
                               Palo Alto, CA 94303

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

October 7, 2002

To the Shareholders of the Funds:

A special meeting of the shareholders of the Funds will be held on December 3, 2002 at 9:00 a.m. (Eastern Time) in the offices of the Fund's administrator and transfer agent, PFPC Inc., at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, for the following purposes:

(1) To approve a change of the Kelmoore Strategy(R) Fund's classification from diversified to non-diversified (shareholders of the Kelmoore Strategy(R) Fund); and

(2) To approve a change of the Kelmoore Strategy(R) Eagle Fund's classification from diversified to non-diversified (shareholders of the Kelmoore Strategy(R) Eagle Fund); and

(3) To approve a change of the Kelmoore Strategy(R) Liberty Fund's classification from diversified to non-diversified (shareholders of the Kelmoore Strategy(R) Liberty Fund); and

(4) To transact such other business as may properly come before the special meeting or any adjournment thereof (all shareholders).

These proposals are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the special meeting in person. Shareholders of record at the close of business on October 1, 2002 have the right to vote at the special meeting. IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT THE SPECIAL MEETING MAY BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. WE ALSO ENCOURAGE YOU TO VOTE BY TELEPHONE. UNDER THE TRUST'S TRUST INSTRUMENT, ONE-THIRD (33 1/3%) OF THE OUTSTANDING SHARES OF EACH FUND ENTITLED TO VOTE ON A PROPOSAL, REPRESENTED IN PERSON OR BY PROXY, SHALL BE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE SPECIAL MEETING.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY OR VOTE OVER THE TELEPHONE NO MATTER HOW MANY SHARES YOU OWN.

Proxies may be voted by touchtone telephone by calling the telephone number on your voting instruction form. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Trust records proxies by telephone, it will use procedures designed to (1) authenticate shareholders' identities, (2) allow shareholders to authorize the voting of their shares in accordance with their instructions, and (3) confirm that their instructions have been properly recorded.


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


YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

                                        By Order of the Board of Trustees,
                                        /s/ Tamara Beth Heiman
                                        Tamara Beth Heiman
                                        Secretary
October 7, 2002


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


                            Kelmoore Strategy(R) Fund
                         Kelmoore Strategy(R) Eagle Fund
                        Kelmoore Strategy(R) Liberty Fund
                           (collectively, the "Funds")
                                each, a series of
                            KELMOORE STRATEGIC TRUST
                                  (the "Trust")
                              2471 E. Bayshore Road
                                    Suite 501
                               Palo Alto, CA 94303
                                 (877) 535-6667


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Funds' special meeting of shareholders to be held in the offices of the Funds' administrator and transfer agent, PFPC Inc., at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, on December 3, 2002 at 9:00 a.m. (Eastern Time). The special meeting and any adjournment thereof are collectively referred to in this Proxy Statement as the "Meeting". The shares of each Fund are referred to in this Proxy Statement as "Shares".

It is expected that the solicitation of proxies will be primarily by mail. The Funds' officers and service contractors may also solicit proxies by telephone, telegraph, facsimile, e-mail or personal interview. The Funds will bear all proxy solicitation costs. The aggregate cost of soliciting the Trust's shareholders is expected to be approximately $30,000. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed form of proxy (the "Proxy") are expected to be distributed to shareholders of each Fund on or about October 7, 2002.

A Proxy is enclosed with respect to your Shares. The Proxy should be completed in full with respect to the matters affecting your Shares. Each Share is entitled to one vote.

If your Proxy is executed properly and returned prior to the Meeting, and not revoked, the Shares represented by it will be voted at the Meeting in accordance with your instructions on the Proxy. If you do not expect to be present at the Meeting and wish your Shares to be voted, please date and sign the enclosed Proxy and mail it in the enclosed reply envelope or you may vote using a touchtone telephone.

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY SENDING A WRITTEN REQUEST TO THE TRUST AT THE ADDRESS PROVIDED ABOVE, OR BY CALLING (877) 535-6667.


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PROPOSALS TO CHANGE EACH FUND FROM DIVERSIFIED TO NON-DIVERSIFIED

Each Fund is diversified as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under the Investment Company Act, a "diversified" fund must meet the following requirements: at least 75% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and to not more than 10% of the outstanding voting securities of such issuer. At the Meeting, shareholders of the Funds will be asked to approve a proposal to change each Fund from diversified to non-diversified. A non-diversified fund is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of issuers of securities than is the investment return of a diversified fund of comparable size. A non-diversified fund typically provides less stable investment returns than a diversified fund investing in generally the same type of securities. Change to non-diversified status would provide greater discretion to Kelmoore Investment Company, Inc., the investment advisor to the Funds and distributor (principal underwriter) of each Fund's shares ("Kelmoore"), to enter into more concentrated positions with respect to individual investments. Each Fund, regardless of whether classified as diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for federal income tax to the extent that its earnings are distributed to shareholders. The Code test applies at the end of each fiscal quarter, and generally requires that at least 50% of the value of each Funds' total assets be represented by the types of assets which satisfy the 75% asset diversification requirement imposed by the Investment Company Act. In addition, no more than 25% of the value of the investment company's assets may be invested in the securities of any one issuer. Under the Investment Company Act, if a fund that is classified as "non-diversified" for purposes of the Investment Company Act is in fact diversified for such purposes for a two year period, it will revert to "diversified" status automatically.

REASONS FOR PROPOSAL

Management believes that changing each Fund to a non-diversified status will provide valuable flexibility to invest in advantageous investment opportunities. This strategy is expected ultimately to enhance each Fund's total return. Management wants each Fund to be a substantial owner of high caliber companies when the stock price is reasonable as well as be able to sell positions due to inherent loss in the stock's value rather than be forced to sell for regulatory constraints and incur losses. Since such purchase opportunities are rare, when a Fund finds one that is particularly advantageous, Kelmoore wants the flexibility to buy and retain a large enough position in that issuer to increase the impact of the investment strategy, thus enhancing returns overall. Being non-diversified would permit the Fund to have larger positions in certain issuers from time to time. The current diversification status significantly restricts a Fund's ability to do this.

RISKS ASSOCIATED WITH NON-DIVERSIFICATION

This proposal would permit each Fund to concentrate a larger percentage of its assets (i.e., greater than 5% in any one issuer with respect to 50% of the Fund's assets) in a single or just a relatively few common stocks. Consequently, the overall volatility of each Fund's net asset value may be greater than that of a comparable "diversified" mutual fund. This is because the appreciation or depreciation of any of a Fund's concentrated positions will have a greater impact on the net asset value of that Fund since those concentrated positions represent a larger component of that Fund's assets.

PROPOSAL 1: TO APPROVE A CHANGE OF THE CLASSIFICATION OF THE KELMOORE STRATEGY(R) FUND FROM DIVERSIFIED TO NON-DIVERSIFIED (APPLIES ONLY TO HOLDERS OF SHARES OF THE KELMOORE STRATEGY(R) FUND)

REQUIRED VOTE

The approval of this Proposal requires the affirmative vote of a majority of the shares of the Fund, as defined in the Investment Company Act, outstanding and entitled to vote at the Meeting. Under the Investment Company Act, this means the lesser of (1) 67% or more of the Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding shares (a "1940 Act Majority"). In the event that this Proposal does not receive the affirmative vote of a 1940 Act Majority of the Fund, the Board of Trustees will consider other actions that may be taken, including such proposals as may be recommended by Kelmoore.

YOUR BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS A VOTE "FOR" THE CHANGE IN THE KELMOORE STRATEGY(R) FUND'S CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED.

PROPOSAL 2: TO APPROVE A CHANGE OF THE CLASSIFICATION OF THE KELMOORE STRATEGY(R) EAGLE FUND FROM DIVERSIFIED TO NON-DIVERSIFIED (APPLIES ONLY TO HOLDERS OF SHARES OF THE KELMOORE STRATEGY(R) EAGLE FUND)

REQUIRED VOTE

The approval of this Proposal requires the affirmative vote of a majority of the shares of the Fund, as defined in the Investment Company Act, outstanding and entitled to vote at the Meeting. Under the Investment Company Act, this means the lesser of (1) 67% or more of the Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding shares (a "1940 Act Majority"). In the event that this Proposal does not receive the affirmative vote of a 1940 Act Majority of the Fund, the Board of Trustees will consider other actions that may be taken, including such proposals as may be recommended by Kelmoore.

YOUR BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS A VOTE "FOR" THE CHANGE IN THE KELMOORE STRATEGY(R) EAGLE FUND'S CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED.

PROPOSAL 3: TO APPROVE A CHANGE OF THE CLASSIFICATION OF THE KELMOORE STRATEGY(R) LIBERTY FUND FROM DIVERSIFIED TO NON-DIVERSIFIED (APPLIES ONLY TO HOLDERS OF SHARES OF THE KELMOORE STRATEGY(R) LIBERTY FUND)

REQUIRED VOTE

The approval of this Proposal requires the affirmative vote of a majority of the shares of the Fund, as defined in the Investment Company Act, outstanding and entitled to vote at the Meeting. Under the Investment Company Act, this means the lesser of (1) 67% or more of the Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding shares (a "1940 Act Majority"). In the event that this Proposal does not receive the affirmative vote of a 1940 Act Majority of the Fund, the Board of Trustees will consider other actions that may be taken, including such proposals as may be recommended by Kelmoore.

YOUR BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS A VOTE "FOR" THE CHANGE IN THE KELMOORE STRATEGY(R) LIBERTY FUND'S CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED.

                               VOTING INFORMATION

RECORD DATE. Only shareholders of record at the close of business on October 1, 2002, will be entitled to vote at the Meeting. On that date, the number of outstanding Shares were as follows:

KELMOORE STRATEGIC TRUST                   NUMBER OF SHARES OUTSTANDING
------------------------                   ----------------------------

Kelmoore Strategy(R) Fund                           45,601,947

Kelmoore Strategy(R) Eagle Fund                     28,544,732

Kelmoore Strategy(R) Liberty Fund                    4,235,392

QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve each of the proposals are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares, represented at the Meeting in person or by proxy. If a quorum is not present, or in the event a quorum is present at the Meeting but sufficient vote to approve the proposals are not received, the persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of any adjournment, and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A quorum is constituted with respect to each Fund by the presence of the holders of one third of the outstanding shares of each Fund, or one third of the outstanding shares of the Trust, entitled to vote in person or by proxy. A quorum must be present at the meeting with respect to each Fund with respect to the proposal to be acted upon for that Fund. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or to represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Shares represented by broker non-votes are treated as being present for purposes of determining a quorum. A vote cast does not include an abstention or the failure to vote for or against any proposal. Therefore, for purposes of determining the affirmative vote of a "majority of the outstanding shares" in respect of a proposal, an abstention or the failure to vote, including a broker non-vote, although counted toward the determination of a quorum, will be the equivalent of a vote against the proposal.

ANNUAL MEETINGS. Consistent with its By-laws and Delaware law, the Trust does not presently intend to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law.

                          OTHER SHAREHOLDER INFORMATION

As of October 1, 2002, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:


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FUND                    NAME AND ADDRESS                 PERCENTAGE OF OWNERSHIP
----                    ----------------                 -----------------------

Kelmoore Strategy(R)    Merrill Lynch Pierce Fenner and          10.1675%
Liberty Fund Class C    Smith Inc. For the Sole Benefit
                        of Its Customers
                        Attn Service Team
                        4800 Deer Lake Drive East
                        3rd Floor
                        Jacksonville, FL 32246

As of October 1, 2002 the Trustees and Officers of the Trust owned less than 1% of the outstanding Shares of each Fund.

                   INFORMATION ABOUT THE ADVISOR, DISTRIBUTOR,
                        ADMINISTRATOR AND TRANSFER AGENT

Kelmoore Investment Company, Inc. serves as the investment advisor and distributor (principal underwriter) of each Fund. Kelmoore's principal address is 2471 East Bayshore Road, Suite 501, Palo Alto, California 94303.

PFPC Inc. serves as the Funds' administrator and transfer agent. PFPC is located at 211 South Gulph Road, King of Prussia, PA 19406.

                              SHAREHOLDER PROPOSALS

A shareholder proposal intended to be represented at any meeting hereafter called must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. As noted above, it is not anticipated that shareholder meetings will be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

                                  OTHER MATTERS

No business other than the matters described above is expected to come before the Meeting with respect to the Funds. Should any other matter requiring a vote of shareholders arise, the persons named as proxies in the enclosed form of Proxy will vote thereon according to their best judgment in the interests of the Funds, except that they will vote for or against any proposed adjournment of the Meeting as discussed under "Voting Information - Quorum" above.

Dated:  October 7, 2002

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE OR VOTE OVER THE TELEPHONE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


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


                    TO VOTE BY TELEPHONE
                    --------------------
                    CALL TOLL-FREE ON A TOUCH-TONE PHONE
                    1-800-690-6903
                    1)   Read the accompanying Proxy Statement and Proxy Card.
                    2)   Call the toll-free number 1-800-690-6903.
                    3) Enter your ***Voter Control Number*** located on your Proxy Card above your name.
                    4)   Follow the recorded instructions.

*** CONTROL NUMBER:  999 999 999 999 99  ***        YOUR VOTE IS IMPORTANT!


PROXY                       KELMOORE STRATEGIC TRUST                       PROXY

  THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
     FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 3, 2002

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned hereby appoints David C. Lebisky and Christine V. Mason as proxies, each with power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Kelmoore Strategic Trust (the "Meeting") to be held at 9:00 a.m., Eastern Time, on December 3, 2002 at the offices of the Trust's Administrator, PFPC Inc., at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed on the reverse side of this proxy card with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS ON WHICH THE SHAREHOLDER IS ENTITLED TO VOTE.

                                PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                                      RETURN IT IN THE ENCLOSED ENVELOPE.


                                Date_______________________________, 2002



                                Signature(s), (Title(s) if applicable)
                                NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners should each sign. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

            Please fold and detach card at perforation before mailing

        Please fill in box(es) as shown using black or blue ink or number 2 pencil. [ ]
        PLEASE DO NOT USE FINE POINT PENS.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:


                                                       FOR    AGAINST    ABSTAIN

1.  TO APPROVE A CHANGE IN THE KELMOORE STRATEGY(R)    [ ]      [ ]        [ ]
    FUND'S STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED.


2.  TO APPROVE A CHANGE IN THE KELMOORE STRATEGY(R)    [ ]      [ ]        [ ]
    EAGLE FUND'S STATUS FROM DIVERSIFIED TO
    NON-DIVERSIFIED.


3.  TO APPROVE A CHANGE IN THE KELMOORE STRATEGY(R)    [ ]      [ ]        [ ]
    LIBERTY FUND'S STATUS FROM DIVERSIFIED TO
    NON-DIVERSIFIED.



                                    IMPORTANT
  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY
    URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE.
       YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
            PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

            Please fold and detach card at perforation before mailing